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                                                             EXHIBIT 1.A.(10)(a)

                    ML LIFE INSURANCE COMPANY OF NEW YORK

                                              717 5th Avenue, New York, New York

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                             MERRILL LYNCH             VARIABLE LIFE INSURANCE                                     Policy Number
Account Number                                               APPLICATION
               -------------------
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
Aa PROPOSED INSURED NO. 1                                         Ab PROPOSED INSURED NO. 2 (IF JOINT AND LAST SURVIVOR)

[]MR.  []MRS.  []MISS  []MS.  []OTHER                             []MR.  []MRS.  []MISS  []MS.  []OTHER
                                     ----------------------                                            ----------------------

FIRST NAME               M.I.     LAST                            FIRST NAME               M.I.     LAST
          --------------     ----     ----------------                      --------------     ----     ----------------
ADDRESS                                                           ADDRESS
       -----------------------------------------------                   -----------------------------------------------

CITY                  STATE          ZIP                          CITY                  STATE          ZIP
    ------------------     ----------   --------------                ------------------     ----------   --------------

SEX     HEIGHT     FT      INS. WEIGHT            LBS.            SEX     HEIGHT     FT      INS. WEIGHT            LBS.
   ----       ----   ------           ------------                   ----       ----   ------           ------------

MARITAL          SOC. SEC.                                        MARITAL          SOC. SEC.
STATUS           NUMBER                                           STATUS           NUMBER
      --------         ---------------------------------                --------         ---------------------------------

HOME                           BUSINESS                           HOME                         BUSINESS
PHONE(  )                      PHONE (  )                         PHONE(  )                 PHONE (  )
         -----------------               -----------------                 -----------------          ------------------

DATE OF             PLACE OF              AGE NEAREST             DATE OF             PLACE OF              AGE NEAREST
BIRTH             BIRTH                   BIRTHDAY                BIRTH             BIRTH                   BIRTHDAY
     -----------       -------------              --------             -----------       -------------              ---------

                                                                  OCCUPATION/DUTIES
                                                                                   -------------------------------------

OCCUPATION/DUTIES                                                 RELATIONSHIP TO NO. 1
                 -------------------------------------                                 ---------------------------------

Ba OWNER                                                          C BENEFICIARY DESIGNATION           A proposed insured
                                                                                                      cannot be the beneficiary.
[]Proposed Insured No.1[]Proposed Insured No.2[]Both Proposed     Show name(s) and relationship(s) to proposed insured(s).
Insured with  right of survivorship []Other  (If other complete below)
                                                                                                            Relationship(s)
FIRST NAME(S)                M.I.     LAST                        Primary Beneficiary(ies):             to proposed insured(s)
             ---------------     ----     ---------------------
ADDRESS
       --------------------------------------------------------   --------------------------------  ---------------------------
CITY                     STATE           ZIP
    ---------------------     -----------   -------------------   --------------------------------  ---------------------------

TELE-                           SOC. SEC.                         Contingent Beneficiary(ies):
PHONE (   )                     OR TAX ID NO.
           ---------------------             ----------------     --------------------------------  ---------------------------

RELATIONSHIP TO PROPOSED INSURED(S)#1            #2
                                     ------------  ------------   --------------------------------  ---------------------------

Bb CONTINGENT OWNER (OPTIONAL)                                    The owner reserves the right to change the beneficiary(ies)
                                                                  unless indicated above.
FIRST NAME                 M.I.     LAST
          ----------------     ----     ---------------------

Da PLAN APPLIED FOR (SINGLE LIFE)                                 Db PLAN APPLIED FOR (JOINT AND LAST SURVIVOR)

Basic Coverage:                                                   Basic Coverage:

[] Maximum Investment (Guarantee Period for Life)                 [] Maximum Investment (Guarantee Period for Life)
[] Specified Face Amount of: $                                    [] Specified Face Amount of: $
                              ---------------------------                                       ---------------------------
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

E INITIAL PREMIUM

Basic Coverage - Initial Premium                     $                                    Method of Payment
                                                      -----------------------
Optional riders (check below and indicate premium)
                                                                                          []  Check
[] Single Premium Immediate Annuity                  $
[] Other                                              -----------------------
        ------------------------------------------   $                                    []  CMA Life Service
Total rider premium submitted with application        -----------------------
Total initial premium submitted with application     $
                                                      -----------------------
                                                     $
                                                      -----------------------
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
F PLANNED PERIODIC PREMIUMS (OPTIONAL)     Complete this section only if the owner elects to pay planned periodic premiums after the initial premium.  Specify duration, amount, frequency, and method of payment.

                                              Frequency:                             Method of Payment

Planned Period        Amount of Planned      []Annual        []Quarterly            []Pre-Authorized Check (monthly only)
Premium Duration      Periodic Premium                                               (Attach bank authorization form.)
           Years      $                      []Semiannually  []Monthly              []CMA Life
----------             ----------------

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                                                                                   Show the amount in dollars or percentages
                                                                                            (in whole numbers)
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
G INITIAL INVESTMENT ALLOCATION (BASIC COVERAGE ONLY)    Division Name
                                                                                               %       or   $
Note:  Allocation of initial investment base is          -------------------    ---------------              ------------------
subject to the provisions of the prospectus and                                                %            $
Merrill Lynch Insurance Company's rules and limits.      -------------------    ---------------              ------------------
After the fee-look period, the owner may reallocate                                            %            $
the investment base among the investment divisions.      -------------------    ---------------              ------------------
                                                                                               %            $
                                                         -------------------    ---------------              ------------------
                                                                                               %            $
                                                         -------------------    ---------------              ------------------
                                                                Total                   100%           or   $
                                                                                                             ------------------


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